Exhibit 99.1

Placental Derived Cell Type Program Indication Preclinical IND Submission Phase I Phase II ONCOLOGY Unmodified Natural Killer Cell CYNK-001 Acute Myeloid Leukemia(AML) Genetically Modified Natural Killer Cell CYNK-101 +mAb Glioblastoma Multiforme (GBM) HER+ Gastric Cancer CAR-T CYCART-19* B-Cell Malignancies DEGENERATIVE DISEASES Placental Mesenchymal-like Stomal Cells APPL 001 Crohn’s Disease PDA-002 Facioscapulohumeral Muscular Dystrophy (FSHD) *includes technology in-licensed from Sorrento Therapeutics, Inc.